Dollars in millions, except per share data
	Three Months Ended			Year Ended December 31,
Summary Financial Data & Key Metrics	December 31, 2024	September 30, 2024	December 31, 2023	2024	2023
Results of Operations:
Net interest income	$1,709	$1,796	$1,911	$7,143	$6,712
Provision for credit losses	155	117	249	431	1,375
Net interest income after provision for credit losses	1,554	1,679	1,662	6,712	5,337
Noninterest income	699	650	543	2,615	12,075
Noninterest expense	1,517	1,456	1,492	5,735	5,335
Income before income taxes	736	873	713	3,592	12,077
Income tax expense	36	234	199	815	611
Net income	700	639	514	2,777	11,466
Preferred stock dividends	15	15	15	61	59
Net income available to common stockholders	$685	$624	$499	$2,716	$11,407
Adjusted net income available to common stockholders(1)	$628	$660	$678	$2,796	$2,548
Pre-tax, pre-provision net revenue (PPNR)(1)	$891	$990	$962	$4,023	$13,452
Per Share Information:
Diluted earnings per common share (EPS)	$49.21	$43.42	$34.33	$189.41	$784.51
Adjusted diluted EPS(1)	45.10	45.87	46.58	194.96	175.22
Book value per common share at period end	1,556.16	1,547.81	1,403.12
Tangible book value per common share (TBV)(1) at period end	1,512.77	1,504.75	1,357.77
Key Performance Metrics:
Return on average assets (ROA)	1.25%	1.15%	0.95%	1.26%	5.90%
Adjusted ROA(1)	1.14	1.22	1.28	1.30	1.34
PPNR ROA(1)	1.58	1.79	1.78	1.83	6.92
Adjusted PPNR ROA(1)	1.70	1.88	2.27	1.94	2.19
Return on average common equity (ROE)	12.56	11.30	9.97	12.68	66.88
Adjusted ROE(1)	11.51	11.94	13.53	13.06	14.94
Return on average tangible common equity (ROTCE)(1)	12.92	11.63	10.32	13.07	69.50
Adjusted ROTCE(1)	11.84	12.29	14.00	13.45	15.52
Efficiency ratio	63.01	59.49	60.80	58.77	28.40
Adjusted efficiency ratio(1)	56.98	54.15	48.00	53.01	49.33
Net interest margin (NIM)(2)	3.32	3.53	3.86	3.54	3.92
NIM, excluding purchase accounting accretion (PAA)(1), (2)	3.16	3.33	3.47	3.30	3.50
Select Balance Sheet Items at Period End:
Total investment securities	$44,090	$38,663	$29,999
Total loans and leases	140,221	138,695	133,302
Total operating lease equipment, net	9,323	9,186	8,746
Total deposits	155,229	151,574	145,854
Total borrowings	37,051	37,161	37,654
Loan to deposit ratio	90.33%	91.50%	91.39%
Noninterest-bearing deposits to total deposits	24.89	25.99	27.29
Capital Ratios at Period End: (3)
Total risk-based capital ratio	15.04%	15.36%	15.75%
Tier 1 risk-based capital ratio	13.53	13.78	13.94
Common equity Tier 1 ratio	12.99	13.24	13.36
Tier 1 leverage capital ratio	9.90	10.17	9.83
Asset Quality at Period End:
Nonaccrual loans to total loans and leases	0.84%	0.90%	0.73%
Allowance for loan and lease losses (ALLL) to loans and leases	1.20	1.21	1.31
Net charge-off ratio for the period	0.46	0.42	0.53	0.39	0.47
(1) Denotes a non-GAAP measure. Refer to the non-GAAP reconciliation tables included at the end of this financial supplement for a reconciliation to the most directly comparable GAAP measure. “Adjusted” items exclude the impacts of Notable Items.

(2) Calculated net of average credit balances and deposits of factoring clients.
(3) Capital ratios as of the current quarter-end are preliminary pending completion of quarterly regulatory filings.

Dollars in millions, except share and per share data
	Three Months Ended			Year Ended December 31,
Income Statement (unaudited)	December 31, 2024	September 30, 2024	December 31, 2023	2024	2023
Interest income
Interest and fees on loans	$2,322	$2,430	$2,391	$9,528	$8,187
Interest on investment securities	377	358	241	1,347	648
Interest on deposits at banks	302	350	485	1,478	1,556
Total interest income	3,001	3,138	3,117	12,353	10,391
Interest expense
Deposits	957	1,004	865	3,864	2,497
Borrowings	335	338	341	1,346	1,182
Total interest expense	1,292	1,342	1,206	5,210	3,679
Net interest income	1,709	1,796	1,911	7,143	6,712
Provision for credit losses	155	117	249	431	1,375
Net interest income after provision for credit losses	1,554	1,679	1,662	6,712	5,337
Noninterest income
Rental income on operating lease equipment	272	262	252	1,048	971
Lending-related fees	68	67	67	257	218
Deposit fees and service charges	58	57	55	230	200
Client investment fees	54	55	51	213	157
Wealth management services	54	54	48	211	188
International fees	33	29	29	119	91
Factoring commissions	20	19	22	75	82
Cardholder services, net	41	42	36	163	139
Merchant services, net	13	12	12	49	48
Insurance commissions	13	14	14	55	54
Realized gain (loss) on sale of investment securities, net	2	4	—	6	(26)
Fair value adjustment on marketable equity securities, net	10	9	9	13	(11)
Gain on sale of leasing equipment, net	11	5	2	30	20
Gain on acquisition	—	—	(83)	—	9,808
Loss on extinguishment of debt	—	—	—	(2)	—
Other noninterest income	50	21	29	148	136
Total noninterest income	699	650	543	2,615	12,075
Noninterest expense
Depreciation on operating lease equipment	101	99	96	394	371
Maintenance and other operating lease expenses	55	59	59	219	222
Personnel cost	801	788	714	3,078	2,636
Net occupancy expense	60	62	65	242	244
Equipment expense	136	128	114	504	422
Professional fees	30	42	28	121	71
Third-party processing fees	57	55	66	230	205
FDIC insurance expense	33	31	82	138	158
Marketing expense	24	20	24	76	102
Acquisition-related expenses	62	46	116	210	470
Intangible asset amortization	16	15	17	63	57
Other noninterest expense	142	111	111	460	377
Total noninterest expense	1,517	1,456	1,492	5,735	5,335
Income before income taxes	736	873	713	3,592	12,077
Income tax expense	36	234	199	815	611
Net income	$700	$639	$514	$2,777	$11,466
Preferred stock dividends	15	15	15	61	59
Net income available to common stockholders	$685	$624	$499	$2,716	$11,407

Basic earnings per common share	$49.21	$43.42	$34.36	$189.42	$785.14
Diluted earnings per common share	$49.21	$43.42	$34.33	$189.41	$784.51
Weighted average common shares outstanding (basic)	13,927,887	14,375,974	14,528,447	14,341,872	14,527,902
Weighted average common shares outstanding (diluted)	13,927,887	14,375,974	14,539,838	14,342,655	14,539,613

Dollars in millions, except share data
Balance Sheet (unaudited)	December 31, 2024	September 30, 2024	December 31, 2023
Assets
Cash and due from banks	$814	$862	$908
Interest-earning deposits at banks	21,364	25,640	33,609
Securities purchased under agreements to resell	158	455	473
Investment in marketable equity securities	101	82	84
Investment securities available for sale	33,750	28,190	19,936
Investment securities held to maturity	10,239	10,391	9,979
Assets held for sale	85	68	76
Loans and leases	140,221	138,695	133,302
Allowance for loan and lease losses	(1,676)	(1,678)	(1,747)
Loans and leases, net of allowance for loan and lease losses	138,545	137,017	131,555
Operating lease equipment, net	9,323	9,186	8,746
Premises and equipment, net	2,006	1,974	1,877
Goodwill	346	346	346
Other intangible assets, net	249	265	312
Other assets	6,740	6,091	5,857
Total assets	$223,720	$220,567	$213,758
Liabilities
Deposits:
Noninterest-bearing	$38,633	$39,396	$39,799
Interest-bearing	116,596	112,178	106,055
Total deposits	155,229	151,574	145,854
Credit balances of factoring clients	1,016	1,250	1,089
Borrowings:
Short-term borrowings	367	391	485
Long-term borrowings	36,684	36,770	37,169
Total borrowings	37,051	37,161	37,654
Other liabilities	8,196	7,754	7,906
Total liabilities	$201,492	$197,739	$192,503
Stockholders’ equity
Preferred stock	881	881	881
Common stock:
Class A - $1 par value	13	13	14
Class B - $1 par value	1	1	1
Additional paid in capital	2,417	3,389	4,108
Retained earnings	19,361	18,703	16,742
Accumulated other comprehensive loss	(445)	(159)	(491)
Total stockholders’ equity	22,228	22,828	21,255
Total liabilities and stockholders’ equity	$223,720	$220,567	$213,758

Dollars in millions, except share per share data
Notable Items (1)	Three Months Ended			Year Ended December 31,
	December 31, 2024	September 30, 2024	December 31, 2023	2024	2023
Noninterest income
Rental income on operating lease equipment (2) (7)	$(152)	$(158)	$(155)	$(609)	$(593)
Realized (gain) loss on sale of investment securities, net	(2)	(4)	—	(6)	26
Fair value adjustment on marketable equity securities, net	(10)	(9)	(9)	(13)	11
Gain on sale of leasing equipment, net	(11)	(5)	(2)	(30)	(20)
Gain on acquisition	—	—	83	—	(9,808)
Loss on extinguishment of debt	—	—	—	2	—
Other noninterest income (3)	(8)	—	(5)	(12)	3
Impact of notable items on adjusted noninterest income	$(183)	$(176)	$(88)	$(668)	$(10,381)
Noninterest expense
Depreciation on operating lease equipment (2) (7)	(101)	(99)	(96)	(394)	(371)
Maintenance and other operating lease equipment expense (2)	(55)	(59)	(59)	(219)	(222)
Professional fees (4)	—	—	(5)	(4)	(5)
FDIC insurance special assessment	—	—	(64)	(11)	(64)
Acquisition-related expenses	(62)	(46)	(116)	(210)	(470)
Intangible asset amortization	(16)	(15)	(17)	(63)	(57)
Other noninterest expense (5)	(15)	(8)	—	(15)	—
Impact of notable items on adjusted noninterest expense	$(249)	$(227)	$(357)	$(916)	$(1,189)

Day 2 provisions for loan and lease losses and off-balance sheet credit exposure	$—	$—	$—	$—	$(716)
Impact of notable items on adjusted provision for credit losses	$—	$—	$—	$—	$(716)
Impact of notable items on adjusted pre-tax income	$66	$51	$269	$248	$(8,476)
Income tax impact (6)	123	15	90	168	383
Impact of notable items on adjusted net income	$(57)	$36	$179	$80	$(8,859)

Impact of notable items on adjusted diluted EPS	$(4.11)	$2.45	$12.25	$5.55	$(609.29)

(1) Notable items include income and expense for infrequent transactions and certain recurring items (typically noncash) that management believes should be excluded from adjusted measures (non-GAAP) to enhance understanding of operations and comparability to historical periods. Management utilizes both GAAP and adjusted measures (non-GAAP) to analyze BancShares’ performance. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(2) Depreciation and maintenance and other operating lease expenses are deducted from rental income on operating lease equipment to calculate adjusted rental income on operating lease equipment (non-GAAP). There is no net impact to earnings for this non-GAAP item because adjusted noninterest income and expense are reduced by the same amount. Management believes adjusted rental income on operating lease equipment (non-GAAP) is meaningful because it helps management monitor the performance and profitability of the operating leases after deducting direct expenses. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(3) Other noninterest income includes a gain on sale of portfolio residential mortgages in 4Q24 as well as a gain on litigation settlement for YTD 2024. 4Q23 includes a gain on sale of insurance accounts as well as a Silicon Valley Bridge Bank, N.A. (“SVBB”) purchase accounting adjustment related to FX translation for YTD 2023.
(4) Professional fees include expenses related to integration activities.
(5) Other noninterest expense primarily includes the impairment of software and related projects in 4Q24 and a technology fee in 3Q24, as well as litigation reserve releases for YTD 2024.
(6) For the periods presented, the income tax impact may include tax discrete items and changes in the estimated annualized effective tax rate. 4Q24 and YTD 2024 includes the impact of a change in our estimated state income tax rates after filing our first income tax returns that included the SVBB Acquisition.
(7) Depreciation on operating lease equipment includes impairment of $4 million in 4Q24. The $4 million impairment is a notable item and is excluded from adjusted rental income on operating lease equipment (non-GAAP).

Dollars in millions, except share and per share data
Condensed Income Statements (unaudited) - Adjusted for Notable Items (1)	Three Months Ended			Year Ended December 31,
	December 31, 2024	September 30, 2024	December 31, 2023	2024	2023
Interest income	$3,001	$3,138	$3,117	$12,353	$10,391
Interest expense	1,292	1,342	1,206	5,210	3,679
Net interest income	1,709	1,796	1,911	7,143	6,712
Provision for credit losses	155	117	249	431	659
Net interest income after provision for credit losses	1,554	1,679	1,662	6,712	6,053
Noninterest income	516	474	455	1,947	1,694
Noninterest expense	1,268	1,229	1,135	4,819	4,146
Income before income taxes	802	924	982	3,840	3,601
Income tax expense	159	249	289	983	994
Net income	$643	$675	$693	$2,857	$2,607
Preferred stock dividends	15	15	15	61	59
Net income available to common stockholders	$628	$660	$678	$2,796	$2,548

Basic earnings per common share	$45.10	$45.87	$46.62	$194.97	$175.37
Diluted earnings per common share	45.10	45.87	46.58	194.96	175.22
Weighted average common shares outstanding (basic)	13,927,887	14,375,974	14,528,447	14,341,872	14,527,902
Weighted average common shares outstanding (diluted)	13,927,887	14,375,974	14,539,838	14,342,655	14,539,613
(1) The GAAP income statements and notable items are included previously in this financial supplement. The condensed adjusted income statements above (non-GAAP) exclude the impact of notable items. Refer to the non-GAAP reconciliation tables at the end of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measure.

Dollars in millions
Loans and Leases by Class (end of period)	December 31, 2024	September 30, 2024	December 31, 2023

Commercial
Commercial construction	$5,109	$4,924	$3,918
Owner occupied commercial mortgages	16,842	16,372	15,471
Non-owner occupied commercial mortgages	16,194	16,078	14,995
Commercial and industrial	31,640	30,867	29,794
Leases	2,014	2,020	2,054
Total commercial	$71,799	$70,261	$66,232

Consumer
Residential mortgage	$23,152	$23,237	$22,776
Revolving mortgage	2,567	2,455	2,165
Consumer auto	1,523	1,543	1,442
Consumer other	986	1,347	1,176
Total consumer	$28,228	$28,582	$27,559

SVB
Global fund banking	$27,904	$27,114	$25,553
Investor dependent - early stage	997	1,128	1,403
Investor dependent - growth stage	2,196	2,434	2,897
Innovation C&I and cash flow dependent	9,097	9,176	9,658
Total SVB	$40,194	$39,852	$39,511
Total loans and leases	$140,221	$138,695	$133,302
Less: allowance for loan and lease losses	(1,676)	(1,678)	(1,747)
Total loans and leases, net of allowance for loan and lease losses	$138,545	$137,017	$131,555

Deposits by Type (end of period)	December 31, 2024	September 30, 2024	December 31, 2023
Noninterest-bearing demand	$38,633	$39,396	$39,799
Checking with interest	25,343	23,216	23,754
Money market	35,722	34,574	30,625
Savings	42,278	40,259	35,244
Time	13,253	14,129	16,432
Total deposits	$155,229	$151,574	$145,854

Dollars in millions
	Three Months Ended			Year Ended December 31,
Credit Quality and Allowance for Loan and Lease Losses (ALLL)	December 31, 2024	September 30, 2024	December 31, 2023	2024	2023
Nonaccrual loans at period end	$1,184	$1,244	$969
Ratio of nonaccrual loans to total loans at period end	0.84%	0.90%	0.73%

Charge-offs	$(193)	$(177)	$(201)	$(657)	$(638)
Recoveries	33	32	24	117	78
Net charge-offs	$(160)	$(145)	$(177)	$(540)	$(560)
Net charge-off ratio	0.46%	0.42%	0.53%	0.39%	0.47%

ALLL to loans ratio at period end	1.20%	1.21%	1.31%

ALLL at beginning of period	$1,678	$1,700	$1,673	$1,747	$922
Initial PCD ALLL	—	—	—	—	220
Day 2 provision for loan and lease losses	—	—	—	—	462
Provision for loan and lease losses	158	123	251	469	703
Net charge-offs	(160)	(145)	(177)	(540)	(560)
ALLL at end of period	$1,676	$1,678	$1,747	$1,676	$1,747

Dollars in millions	Three Months Ended
Average Balance Sheets, Yields and Rates	December 31, 2024			September 30, 2024			December 31, 2023
	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate
Loans and leases (1)(2)	$138,186	$2,322	6.69%	$137,602	$2,430	7.03%	$131,594	$2,391	7.21%
Investment securities	40,779	374	3.66	38,189	354	3.70	28,722	239	3.30
Securities purchased under agreements to resell	266	3	4.67	241	4	5.34	225	2	5.36
Interest-earning deposits at banks	25,548	302	4.70	26,167	350	5.33	35,712	485	5.39
Total interest-earning assets (2)	$204,779	$3,001	5.83%	$202,199	$3,138	6.18%	$196,253	$3,117	6.30%

Operating lease equipment, net	$9,288			$9,028			$8,715
Cash and due from banks	756			717			846
Allowance for loan and lease losses	(1,710)			(1,725)			(1,717)
All other noninterest-earning assets	10,593			10,247			10,515
Total assets	$223,706			$220,466			$214,612
Interest-bearing deposits
Checking with interest	$24,460	$125	2.04%	$23,946	$134	2.23%	$23,820	$128	2.14%
Money market	35,319	271	3.05	34,132	278	3.24	30,188	211	2.77
Savings	41,103	421	4.07	39,939	436	4.34	34,151	362	4.20
Time deposits	13,683	140	4.07	14,429	156	4.29	16,558	164	3.94
Total interest-bearing deposits	114,565	957	3.32	112,446	1,004	3.55	104,717	865	3.28
Borrowings:
Securities sold under customer repurchase agreements	370	1	0.57	384	—	0.55	455	1	0.44
Senior unsecured borrowings	59	1	4.44	361	2	2.59	377	3	2.46
Subordinated debt	845	6	2.75	900	8	3.34	1,038	10	3.82
Other borrowings	35,818	327	3.66	35,803	328	3.66	35,845	327	3.65
Long-term borrowings	36,722	334	3.64	37,064	338	3.64	37,260	340	3.65
Total borrowings	37,092	335	3.61	37,448	338	3.61	37,715	341	3.61
Total interest-bearing liabilities	$151,657	$1,292	3.39%	$149,894	$1,342	3.57%	$142,432	$1,206	3.37%

Noninterest-bearing deposits	$39,969			$39,026			$41,599
Credit balances of factoring clients	1,232			1,195			1,275
Other noninterest-bearing liabilities	8,250			7,500			8,566
Stockholders' equity	22,598			22,851			20,740
Total liabilities and stockholders’ equity	$223,706			$220,466			$214,612

Net interest income		$1,709			$1,796			$1,911
Net interest spread (2)			2.44%			2.61%			2.93%
Net interest margin (2)			3.32%			3.53%			3.86%

(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The balance and rate presented are calculated net of average credit balances and deposits of factoring clients.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions	Twelve Months Ended
Average Balance Sheets, Yields and Rates	December 31, 2024			December 31, 2023
	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate
Loans and leases (1)(2)	$136,026	$9,528	7.00%	$117,708	$8,187	6.95%
Investment securities	37,029	1,334	3.60	23,112	640	2.77
Securities purchased under agreements to resell	247	13	5.18	161	8	5.20
Interest-earning deposits at banks	28,276	1,478	5.23	29,790	1,556	5.22
Total interest-earning assets (2)	$201,578	$12,353	6.12%	$170,771	$10,391	6.08%

Operating lease equipment, net	$9,003			$8,495
Cash and due from banks	753			879
Allowance for loan and lease losses	(1,748)			(1,495)
All other noninterest-earning assets	10,214			15,631
Total assets	$219,800			$194,281
Interest-bearing deposits
Checking with interest	$24,199	$526	2.17%	$22,296	$402	1.80%
Money market	33,107	1,031	3.11	27,583	618	2.24
Savings	38,997	1,663	4.26	26,104	963	3.69
Time deposits	15,202	644	4.23	14,947	514	3.44
Total interest-bearing deposits	111,505	3,864	3.47	90,930	2,497	2.75
Borrowings:
Securities sold under customer repurchase agreements	392	2	0.51	455	2	0.35
Short-term FHLB borrowings	—	—	—	108	5	4.79
Short-term borrowings	392	2	0.51	563	7	1.20
Federal Home Loan Bank borrowings	—	—	—	2,307	120	5.22
Senior unsecured borrowings	292	8	2.63	608	14	2.21
Subordinated debt	889	29	3.18	1,043	39	3.65
Other borrowings	35,826	1,307	3.65	27,322	1,002	3.67
Long-term borrowings	37,007	1,344	3.63	31,280	1,175	3.75
Total borrowings	37,399	1,346	3.60	31,843	1,182	3.71
Total interest-bearing liabilities	$148,904	$5,210	3.50%	$122,773	$3,679	3.00%

Noninterest-bearing deposits	$39,499			$39,660
Credit balances of factoring clients	1,192			1,166
Other noninterest-bearing liabilities	7,908			12,745
Stockholders' equity	22,297			17,937
Total liabilities and stockholders’ equity	$219,800			$194,281

Net interest income		$7,143			$6,712
Net interest spread (2)			2.62%			3.08%
Net interest margin (2)			3.54%			3.92%
(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The balance and rate presented are calculated net of average credit balances and deposits of factoring clients.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data
		Three Months Ended			Year Ended December 31,
Non-GAAP Reconciliations		December 31, 2024	September 30, 2024	December 31, 2023	2024	2023
Net income and EPS
Net income (GAAP)	a	$700	$639	$514	$2,777	$11,466
Preferred stock dividends		15	15	15	61	59
Net income available to common stockholders (GAAP)	b	$685	$624	$499	$2,716	$11,407
Total notable items, after income tax	c	(57)	36	179	80	(8,859)
Adjusted net income (non-GAAP)	d = (a+c)	643	675	693	2,857	2,607
Adjusted net income available to common stockholders (non-GAAP)	e = (b+c)	$628	$660	$678	$2,796	$2,548
Weighted average common shares outstanding
Basic	f	13,927,887	14,375,974	14,528,447	14,341,872	14,527,902
Diluted	g	13,927,887	14,375,974	14,539,838	14,342,655	14,539,613
EPS (GAAP)
Basic	b/f	$49.21	$43.42	$34.36	$189.42	$785.14
Diluted	b/g	49.21	43.42	34.33	189.41	784.51
Adjusted EPS (non-GAAP)
Basic	e/f	$45.10	$45.87	$46.62	$194.97	$175.37
Diluted	e/g	45.10	45.87	46.58	194.96	175.22

Noninterest income and expense
Noninterest income (GAAP)	h	$699	$650	$543	$2,615	$12,075
Impact of notable items, before income tax		(183)	(176)	(88)	(668)	(10,381)
Adjusted noninterest income (non-GAAP)	i	$516	$474	$455	$1,947	$1,694

Noninterest expense (GAAP)	j	$1,517	$1,456	$1,492	$5,735	$5,335
Impact of notable items, before income tax		(249)	(227)	(357)	(916)	(1,189)
Adjusted noninterest expense (non-GAAP)	k	$1,268	$1,229	$1,135	$4,819	$4,146

Provision for credit losses
Provision for credit losses (GAAP)		$155	$117	$249	$431	$1,375
Less: day 2 provision for loan and lease losses and off-balance sheet exposure		—	—	—	—	716
Less: provision (benefit) for credit losses on investment securities available for sale		—	—	—	—	—
Adjusted provision for credit losses (non-GAAP)		$155	$117	$249	$431	$659

PPNR
Net income (GAAP)	a	$700	$639	$514	$2,777	$11,466
Plus:
Provision for credit losses		155	117	249	431	1,375
Income tax expense		36	234	199	815	611
PPNR (non-GAAP)	l	$891	$990	$962	$4,023	$13,452
Impact of notable items (1)		66	51	269	248	(9,192)
Adjusted PPNR (non-GAAP)	m	$957	$1,041	$1,231	$4,271	$4,260
(1) Excludes the notable items for the provision for credit losses and income taxes as these items are excluded from PPNR as presented in the table above.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions
		Three Months Ended			Year Ended December 31,
Non-GAAP Reconciliations (continued)		December 31, 2024	September 30, 2024	December 31, 2023	2024	2023
ROA
Net income (GAAP)	a	$700	$639	$514	$2,777	$11,466
Annualized net income	n = a annualized	2,786	2,544	2,041	2,777	11,466
Adjusted net income (non-GAAP)	d	643	675	693	2,857	2,607
Annualized adjusted net income	p = d annualized	2,558	2,684	2,748	2,857	2,607
Average assets	o	223,706	220,466	214,612	219,800	194,281
ROA	n/o	1.25%	1.15%	0.95%	1.26%	5.90%
Adjusted ROA (non-GAAP)	p/o	1.14	1.22	1.28	1.30	1.34

PPNR ROA
PPNR (non-GAAP)	l	$891	$990	$962	$4,023	$13,452
Annualized PPNR	q = l annualized	3,545	3,942	3,818	4,023	13,452
Adjusted PPNR (non-GAAP)	m	957	1,041	1,231	4,271	4,260
Annualized adjusted PPNR	r = m annualized	3,809	4,141	4,882	4,271	4,260
PPNR ROA (non-GAAP)	q/o	1.58%	1.79%	1.78%	1.83%	6.92%
Adjusted PPNR ROA (non-GAAP)	r/o	1.70	1.88	2.27	1.94	2.19

ROE and ROTCE
Annualized net income available to common stockholders	s = b annualized	$2,727	$2,483	$1,980	$2,716	$11,407
Annualized adjusted net income available to common stockholders	t = e annualized	$2,499	$2,623	$2,687	$2,796	$2,548

Average stockholders' equity (GAAP)		$22,598	$22,851	$20,740	$22,297	$17,937
Less: average preferred stock		881	881	881	881	881
Average common stockholders' equity	u	$21,717	$21,970	$19,859	$21,416	$17,056
Less: average goodwill		346	346	346	346	346
Less: average other intangible assets		259	275	322	283	298
Average tangible common equity (non-GAAP)	v	$21,112	$21,349	$19,191	$20,787	$16,412
ROE	s/u	12.56%	11.30%	9.97%	12.68%	66.88%
Adjusted ROE (non-GAAP)	t/u	11.51	11.94	13.53	13.06	14.94
ROTCE (non-GAAP)	s/v	12.92	11.63	10.32	13.07	69.50
Adjusted ROTCE (non-GAAP)	t/v	11.84	12.29	14.00	13.45	15.52

Tangible common equity to tangible assets at period end
Stockholders' equity (GAAP)	w	$22,228	$22,828	$21,255
Less: preferred stock		881	881	881
Common equity	x	$21,347	$21,947	$20,374
Less: goodwill		346	346	346
Less: other intangible assets		249	265	312
Tangible common equity (non-GAAP)	y	$20,752	$21,336	$19,716
Total assets (GAAP)	z	223,720	220,567	213,758
Tangible assets (non-GAAP)	aa	223,125	219,956	213,100
Total equity to total assets (GAAP)	w/z	9.94%	10.35%	9.94%
Tangible common equity to tangible assets (non-GAAP)	y/aa	9.30	9.70	9.25
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data
		Three Months Ended			Year Ended December 31,
Non-GAAP Reconciliations (continued)		December 31, 2024	September 30, 2024	December 31, 2023	2024	2023
Book value and tangible book value per common share at period end
Common shares outstanding at period end	bb	13,717,621	14,179,208	14,520,118
Book value per share	x/bb	$1,556.16	$1,547.81	$1,403.12
Tangible book value per common share (non-GAAP)	y/bb	1,512.77	1,504.75	1,357.77

Efficiency ratio
Net interest income	cc	$1,709	$1,796	$1,911	$7,143	$6,712
Efficiency ratio (GAAP)	j / (h + cc)	63.01%	59.49%	60.80%	58.77%	28.40%
Adjusted efficiency ratio (non-GAAP)	k / (i + cc)	56.98	54.15	48.00	53.01%	49.33%

Rental income on operating lease equipment
Rental income on operating lease equipment (GAAP)		$272	$262	$252	$1,048	$971
Less: depreciation on operating lease equipment		101	99	96	394	371
Less: maintenance and other operating lease expenses		55	59	59	219	222
Plus: Depreciation on impaired operating lease equipment		4	—	—	4	—
Adjusted rental income on operating lease equipment (non-GAAP)		$120	$104	$97	$439	$378

Net interest income & Net interest margin
Net interest income (GAAP)	cc	$1,709	$1,796	$1,911	$7,143	$6,712
Loan PAA	dd	90	107	198	505	733
Other PAA	ee	(8)	(6)	(4)	(24)	7
PAA	ff = (dd + ee)	$82	$101	$194	$481	$740
Net interest income, excluding PAA (non-GAAP)	gg = (cc - ff)	$1,627	$1,695	$1,717	$6,662	$5,972

Annualized net interest income	hh = cc annualized	$6,798	$7,147	$7,584	$7,143	$6,712
Annualized net interest income, excluding PAA	ii = gg annualized	6,472	6,746	6,813	6,662	5,972
Average interest-earning assets	jj	204,779	202,199	196,253	201,578	170,771

NIM (GAAP)	hh/jj	3.32%	3.53%	3.86%	3.54%	3.92%
NIM, excluding PAA (non-GAAP)	ii/jj	3.16	3.33	3.47	3.30	3.50

Interest income on loans (GAAP)		$2,322	$2,430	$2,391	$9,528	$8,187
Less: loan PAA	dd	90	107	198	505	733
Interest income on loans, excluding loan PAA (non-GAAP)		$2,232	$2,323	$2,193	$9,023	$7,454

Income tax expense
Income tax expense		$36	$234	$199	$815	$611
Impact of notable items (1)		123	15	90	168	383
Adjusted income tax expense (non-GAAP)		$159	$249	$289	$983	$994

Effective tax rate
Effective tax rate (GAAP)		4.88%	26.76%	27.93%	22.67%	5.06%
Impact of notable items (1)		15.01%	0.17%	1.54%	2.93%	22.54%
Adjusted effective tax rate (non-GAAP)		19.89%	26.93%	29.47%	25.60%	27.60%

(1) 4Q24 and YTD 2024 includes the impact of a change in our estimated state income tax rates after filing our first income tax returns that included the SVBB Acquisition.
Note: Certain items above do not precisely recalculate as presented due to rounding.